UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 24, 2019

Proteon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36694	20-4580525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, Waltham, MA 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 890-0102

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our”, “Company” and “Proteon” refer to Proteon Therapeutics, Inc., a Delaware corporation.

Item 8.01. Other Events.

Proteon and ArTara Therapeutics, Inc. (“ArTara”) held a joint conference call and webcast with investors at 8:30 a.m., Eastern Time, on September 24, 2019, during which they provided supplemental information regarding the proposed combination via merger of Proteon and ArTara and related transactions. A transcript of the conference call is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of Investor Conference Call held on September 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proteon Therapeutics, Inc.

Date: September 24, 2019	By:	/s/ George A. Eldridge
George A. Eldridge
Senior Vice President & Chief Financial Officer